UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-23201

Versus Capital Real Assets Fund LLC
(Exact name of registrant as specified in charter)

5555 DTC Parkway, Suite 330
Greenwood Village, CO 80111
(Address of principal executive offices) (Zip code)

Mark D. Quam
c/o Versus Capital Advisors LLC
5555 DTC Parkway, Suite 330
Greenwood Village, CO 80111
(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:      (303) 895-3773

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

VERSUS CAPITAL

REAL ASSETS FUND LLC

Annual Report

March 31, 2020

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Real Assets Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Important Information:

Intent to adopt alternate shareholder report delivery option under SEC Rule 30e-3

Beginning in April, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https:// www.versuscapital.com/investment-funds/vcrrx), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as an investment adviser, broker, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com to let the Fund know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held in your account if you invest directly with the Fund.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. “Personal Information” is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number.

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may also disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL REAL ASSETS FUND LLC

Shareholder Letter

March 31, 2020

Dear Shareholders,

I would like to begin by extending, on behalf of myself and our employees, our best wishes to you and your loved ones for good health and safety during this ongoing global coronavirus pandemic. We want you to know that in these very difficult times we continue to work hard and with diligent focus on the careful stewardship of the investments that you have entrusted to us.

We are following closely, as no doubt you are, the course of events related to the coronavirus and its effects on the global economy and financial markets. We cannot know how this pandemic will play out or what the scale of the resulting impact on the economy will be, but we believe now more than ever that private hard assets should play a foundational role in multi-asset class portfolios. Put simply, we believe real assets investments that have historically provided stable returns through economic cycles, had a lower risk of capital loss, offered rising coupons through real rent/EBITDA1 growth and provided diversification benefits via low volatility and low correlations to other asset classes should be a permanent and substantive portfolio allocation.

As the Fund concluded its fiscal year ended March 31, 2020, it held up well relative to many other asset classes during these events. Through March 31, 2020, VCRRX was down -5.75% for the quarter and -1.08% for the one-year period, compared to -18.87% and -13.68%, respectively, for the custom Real Assets Index2. As of March 31, 2020, the Fund outperformed the custom Real Assets Index over all trailing MTD, YTD, one-year and since inception3 periods and has done so with significantly lower volatility.

The Fund is approaching its three-year track record in September 2020 and since its inception3 through March 31, 2020 the Fund has managed to post a positive return of 1.37%, compared to the custom Real Assets Index return of -4.16% and the MSCI ACWI Index return of -1.79%

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

The recent unforeseen shock to the world economy as a result of COVID-19 is a reminder that markets sometimes surprise investors. We believe maintaining a meaningful allocation to hard assets with contractual cash flows can provide portfolio ballast when seas get rough. We trust our Fund is filling that role and encourage investors to maintain investment discipline as this event unfolds.

Sincerely,

Mark Quam

Chief Executive Officer

Versus Capital Advisors LLC

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real Assets entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real assets. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

1 Earnings before interest, taxes, depreciation and amortization.

2 Real Estate Index is a custom blended index broadly covering the global real assets equity, debt and commodity markets. The blended index is composed of: 26.67% Dow Jones Brookfield Global Infrastructure Composite Index, 10.00% S&P Global Large/Mid Cap Commodity and Resources Index, 3.33% S&P Global Timber & Forestry Index, 13.33% Dow Jones Commodity Index, 20.00% Dow Jones Brookfield Global Infrastructure Broad Market Corporate Bond Index, 20.00% S&P Global Large/Mid Cap Commodity and Resources Corporate Bond Index, 6.67% S&P Global Developed Sovereign Inflation-Linked Bond (USD Index).

3 The Fund’s inception date is 9/18/17.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Real Assets Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Real Assets Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2020, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 18, 2017 (inception) to March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and for the period from September 18, 2017 (inception) to March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more investment companies in the Fund’s investment company group since 2011.

Chicago, Illinois

May 29, 2020

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2020

Shares		Value
Private Investment Funds(a) - 66.8%
	Diversified - 66.8%
8,330,151	AMP Capital Diversified Infrastructure Trust	$20,509,453
—	AMP Capital Infrastructure Debt Fund III(b)	24,121,112
8,851	Blackstone Infrastructure Partners LP	7,700,000
136,065	BTG Pactual Open Ended Core US Timberland Fund LP(c)(d)	155,909,960
—	Ceres Farmland Holdings LP(e)(f)	118,518,400
24,112,380	Global Dividend Infrastructure Fund	36,301,364
36,263	Hancock Timberland and Farmland Fund LP(e)	35,553,326
146,377	Harrison Street Social Infrastructure Fund LP(c)(d)	159,327,935
23,959	IFC Core Farmland Fund LP(d)(g)	24,142,766
—	IFM Global Infrastructure Fund (Offshore) LP(h)	52,233,000
—	IFM US Infrastructure Debt Fund, LP(i)(j)	13,690,234
60,819,094	IIF Hedged LP	55,889,381
63,695	Jamestown Timberland Fund(d)(g)	69,100,584
—	RMS Evergreen Forestland Fund LP(e)(i)(k)	81,176,000
25,142	UBS AgriVest Farmland Fund, Inc.(e)(i)	50,194,964
67,076	US Core Farmland Fund LP(d)(g)	81,088,363
—	Versus Capital Real Assets Sub-REIT LLC(d)(l)(m)(n)	35,421,620
—	Versus Capital Real Assets Sub-REIT II LLC(d)(l)(m)(n)	57,879,750

	Total Private Investment Funds	1,078,758,212

	(Cost $1,047,937,956)
Common Stocks - 8.6%

	Agricultural Biotech - 0.1%
46,690	Corteva, Inc.	1,097,215

	Agricultural Chemicals - 0.2%
60,540	CF Industries Holdings, Inc.	1,646,688
32,262	Nutrien, Ltd.	1,094,972

		2,741,660

	Agricultural Operations - 0.0%
17,555	Bunge, Ltd.	720,282

	Airport Development/Maintenance - 0.4%
21,757	Aena SME SA, 144A	2,388,063
286,779	Grupo Aeroportuario Del Pacifico Sab De Cv	1,550,523
15,354	Japan Airport Terminal Co., Ltd.	596,168
726,200	Sydney Airport	2,496,976

		7,031,730

	Building & Construction-Miscellaneous - 0.2%
4,348	Builders Firstsource, Inc. (n)	53,176
106,463	Ferrovial SA	2,567,934
14,289	Louisiana-Pacific Corp.	245,485
3,031	Simpson Manufacturing Co., Inc.	187,861

		3,054,456

	Building Production-Wood - 0.0%
9,051	Stella-Jones, Inc	197,189

	Building-Heavy Construction - 0.3%
8,389,442	China Tower Corp., Ltd., 144A	1,882,897
61,100	Duratex SA	109,004
117,600	Infrastrutture Wireless Italiane SPA, 144A	1,281,447
7,581	Norbord, Inc.	89,692
18,200	Vinci SA	1,513,488

		4,876,528

Shares		Value
	Chemicals-Diversified - 0.1%
13,385	FMC Corp.	$1,093,421

	Containers-Paper/Plastic - 0.1%
51,808	Graphic Packaging Holding Co.	632,058
801	Packaging Corp. of America	69,551
8,181	Sonoco Products Co.	379,189
6,108	Westrock Co.	172,612

		1,253,410

	Electric-Distribution - 0.3%
16,500	Orsted A/S, 144A	1,624,381
27,500	Sempra Energy	3,107,225

		4,731,606

	Electric-Integrated - 3.1%
44,508	Ameren Corp.	3,241,518
72,500	American Electric Power Co., Inc.	5,798,550
146,800	Chubu Electric Power Co., Inc.	2,081,345
201,767	CLP Holdings, Ltd.	1,860,803
93,546	CMS Energy Corp.	5,495,827
116,546	CPFL Energia SA	605,597
488,600	EDP - Energias De Portugal SA	1,971,213
49,400	Entergy Corp.	4,642,118
100,948	FirstEnergy Corp.	4,044,986
47,094	NextEra Energy, Inc.	11,331,758
64,200	RWE AG	1,696,517
106,100	Xcel Energy, Inc.	6,397,830

		49,168,062

	Energy-Alternate Sources - 0.0%
118,400	Sao Martinho SA	333,136

	Fisheries - 0.1%
4,139	Bakkafrost	196,909
99,213	Leroy Seafood Group ASA	488,027
8,700	Maruha Nichiro Corp.	182,698
16,310	Salmar ASA	545,003
140,870	Tassal Group, Ltd.	303,272

		1,715,909

	Food-Dairy Products - 0.0%
10,200	Megmilk Snow Brand Co., Ltd.	232,980

	Food-Flour & Grain - 0.0%
26,200	Nisshin Seifun Group, Inc.	439,083

	Food-Meat Products - 0.2%
11,700	NH Foods, Ltd.	409,677
23,826	Tyson Foods, Inc.	1,378,811
2,141,500	WH Group, Ltd. 144A	2,002,628

		3,791,116

	Forestry - 0.0%
20,935	Canfor Corp. (n)	108,595
51,543	Svenska Cellulosa AB SCA (n)	523,373

		631,968

	Gas-Distribution - 0.7%
405,806	China Gas Holdings, Ltd.	1,413,274
640,300	National Grid, PLC	7,528,450
72,100	NiSource, Inc.	1,800,337

		10,742,061

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2020 (continued)

Shares		Value
	Machinery-Farm - 0.1%
5,921	AGCO Corp.	$279,767
14,271	Deere & Co.	1,971,681

		2,251,448

	Medical-Drugs - 0.1%
11,546	Zoetis, Inc.	1,358,849

	Non-hazardous Waste Disposal - 0.1%
1,708,300	China Water Affairs Group, Ltd.	1,282,423

	Paper & Related Products - 0.1%
24,595	Cascades, Inc.	219,683
6,491	Holmen AB	178,998
7,910	Mondi, PLC	134,150
13,100	Nippon Paper Industries Co., Ltd.	187,500
42,900	Oji Holdings Corp.	231,008
2,664	Smurfit Kappa Group, PLC	75,775
12,600	Suzano SA (n)	86,981
10,670	UPM-Kymmene OYJ	295,258
4,700	West Fraser Timber Co., Ltd.	89,638

		1,498,991

	Pipelines - 0.7%
36,300	Cheniere Energy, Inc. (n)	1,216,050
111,500	Pembina Pipeline Corp.	2,091,665
139,337	TC Energy Corp.	6,193,086
162,300	Williams Cos, Inc.	2,296,545

		11,797,346

	Public Thoroughfares - 0.5%
123,286	Atlantia SPA	1,554,162
	Promotora Y Operadora De Infraestructura SAB
283,702	De CV (n)	1,903,545
577,786	Transurban Group	4,278,975

		7,736,682

	Transport-Rail - 0.7%
13,500	Canadian Pacific Railway, Ltd.	2,979,056
32,200	CSX Corp.	1,845,060
29,500	East Japan Railway Co.	2,243,125
282,219	MTR Corp., Ltd.	1,457,918
553,891	Rumo SA (n)	2,097,838

		10,622,997

	Water - 0.5%
39,700	American Water Works Co., Inc.	4,746,532
276,200	Pennon Group, PLC	3,723,995

		8,470,527

	Total Common Stocks	138,871,075

	(Cost $163,433,015)
Real Estate Investment Trust - 0.9%

	REITS-Diversified - 0.9%
38,776	American Tower Corp., REIT	8,443,474
3,610	Crown Castle International Corp., REIT	521,284
10,116	PotlatchDeltic Corp., REIT	317,541
7,622	Rayonier, Inc., REIT	179,498
15,000	SBA Communications Corp., REIT	4,049,550
25,545	Weyerhaeuser Co., REIT	432,988

		13,944,335

	Total Real Estate Investment Trust	13,944,335

	(Cost $13,091,389)

Par(o)		Value
Corporate Debt - 4.7%
	Cable/Satellite TV - 0.3%
	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A,
1,525,000	4.75%, 3/1/2030	$1,525,839
	Comcast Corp.,
825,000	3.38%, 8/15/2025	877,640
	Cox Communications, Inc., 144A,
600,000	3.50%, 8/15/2027	587,039
	CSC Holdings, LLC, 144A,
1,400,000	5.50%, 4/15/2027	1,456,630

		4,447,148

	Cellular Telecom - 0.1%
	T-Mobile USA, Inc.,
950,000	4.75%, 2/1/2028	994,982

	Diversified - 0.4%
	American Tower Corp.,
1,525,000	3.60%, 1/15/2028	1,519,311
	Crown Castle International Corp.,
1,500,000	3.80%, 2/15/2028	1,536,931
	Digital Realty Trust LP,
1,125,000	3.70%, 8/15/2027	1,119,445
150,000	3.60%, 7/1/2029	146,547
	Equinix, Inc., REIT,
1,425,000	5.38%, 5/15/2027	1,417,091

		5,739,325

	Electric-Distribution - 0.1%
	Nextera Energy Operating Partners LP, 144A,
426,000	4.50%, 9/15/2027	418,318
	Sempra Energy,
1,625,000	3.40%, 2/1/2028	1,632,077

		2,050,395

	Electric-Generation - 0.1%
	Emera US Finance LP,
1,625,000	3.55%, 6/15/2026	1,552,933

	Electric-Integrated - 0.7%
	AES Corp.,
1,475,000	6.00%, 5/15/2026	1,461,061
	American Electric Power Co., Inc.,
1,525,000	4.30%, 12/1/2028	1,627,064
	DTE Energy Co.,
1,600,000	3.80%, 3/15/2027	1,637,884
	Duke Energy Corp.,
1,675,000	2.65%, 9/1/2026	1,665,783
	Entergy Corp.,
1,650,000	2.95%, 9/1/2026	1,559,576
	Evergy, Inc.,
1,450,000	2.90%, 9/15/2029	1,380,470
	Firstenergy Corp.,
1,575,000	3.90%, 7/15/2027	1,603,359

		10,935,197

	Gas-Distribution - 0.0%
	NiSource, Inc.,
875,000	2.95%, 9/1/2029	835,289

	Independent Power Producer - 0.1%
	NRG Energy, Inc., 144A,
1,075,000	5.25%, 6/15/2029	1,113,216

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2020 (continued)

Par(o)		Value
	Non-hazardous Waste Disposal - 0.1%
	Republic Services, Inc.,
850,000	3.20%, 3/15/2025	$877,459
	Waste Management, Inc.,
950,000	3.15%, 11/15/2027	982,796

		1,860,255

	Oil Refining & Marketing - 0.0%
	Parkland Fuel Corp., 144A,
420,000	6.00%, 4/1/2026	392,931

	Pipelines - 2.2%
	Antero Midstream Partners LP / Antero Midstream Finance Corp.,
575,000	5.38%, 9/15/2024	403,765
	Buckeye Partners LP,
525,000	4.13%, 12/1/2027	434,280
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A,
550,000	5.63%, 5/1/2027	306,507
	Enable Midstream Partners LP,
1,325,000	4.15%, 9/15/2029	588,990
	Energy Transfer Operating LP,
125,000	4.75%, 1/15/2026	114,199
	Enlink Midstream, LLC,
850,000	5.38%, 6/1/2029	447,922
	EPIC Y-Grade Services LP, 3L + 6.00%,,
10,000,000	7.62%, 6/13/2024 (p)	7,460,000
	Genesis Energy LP / Genesis Energy Finance Corp.,
500,000	6.50%, 10/1/2025	365,135
	Global Partners LP / Glp Finance Corp.,
750,000	7.00%, 8/1/2027	568,907
	Holly Energy Partners LP / Holly Energy Finance Corp., 144A,
383,000	5.00%, 2/1/2028	322,917
	Kinder Morgan, Inc.,
1,175,000	4.30%, 3/1/2028	1,154,849
	NuStar Logistics LP,
775,000	5.63%, 4/28/2027	600,121
	Paradigm Midstream LLC, L + 5.25%,,
9,500,000	6.24%, 9/5/2024 (p)	6,887,500
	Phillips 66 Partners LP,
34,000	3.75%, 3/1/2028	31,444
	Seaport Financing LLC, L + 5.50%,
9,875,000	6.49%, 10/31/2025 (m)(p)	8,887,500
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
1,000,000	5.38%, 2/1/2027	828,550
	Williams Cos, Inc.,
34,000	3.75%, 6/15/2027	31,213
	Woodford Express LLC, L + 5.00%,,
10,379,379	6.00%, 1/26/2025 (m)(p)	6,564,957

		35,998,756

	Rental Auto/Equipment - 0.1%
	Ashtead Capital, Inc., 144A,
1,000,000	4.25%, 11/1/2029	854,132
	United Rentals North America, Inc.,
750,000	5.50%, 5/15/2027	762,619

		1,616,751

Par(o)		Value
	Sovereign - 0.2%
	Australia Government Bond (AUD),
170,000	3.00%, 9/20/2025	$150,248
	Canadian Government Real Return Bond (CAD),
101,246	4.25%, 12/1/2026	90,216
178,351	2.00%, 12/1/2041	167,887
	Denmark Government Bond (DKK),
1,377,045	0.10%, 11/15/2023	212,671
	French Republic Government Bond (EUR),
394,103	1.85%, 7/25/2027	513,313
	Italy Buoni Poliennali Del Tesoro, 144A (EUR),
146,565	0.10%, 5/15/2022	159,696
242,124	2.35%, 9/15/2024	285,179
	New Zealand Government Inflation Linked Bond (NZD),
470,000	3.00%, 9/20/2030	385,074
	Spain Government Inflation Linked Bond (EUR),
311,622	0.30%, 11/30/2021	346,823
	Spain Government Inflation Linked Bond, 144A (EUR),
197,581	1.80%, 11/30/2024	237,486
	Sweden Inflation Linked Bond, 144A (SEK),
440,000	3.50%, 12/1/2028	83,238
	United Kingdom Gilt Inflation Linked (GBP),
269,889	1.88%, 11/22/2022	375,217
118,878	0.75%, 3/22/2034	225,344

		3,232,392

	Telephone-Integrated - 0.2%
	At&t, Inc.,
925,000	3.80%, 2/15/2027	967,508
	Level 3 Financing, Inc., 144A,
1,525,000	4.63%, 9/15/2027	1,524,161
	Verizon Communications, Inc.,
875,000	4.33%, 9/21/2028	997,303
	Zayo Group Holdings, Inc., 144A,
350,000	4.00%, 3/1/2027	336,656

		3,825,628

	Transport-Rail - 0.1%
	Union Pacific Corp.,
850,000	2.75%, 3/1/2026	857,613

	Total Corporate Debt	75,452,811

	(Cost $89,389,047)
Municipal Bonds - 1.6%
Arizona - 0.1%
	Arizona Department of Transportation State Highway Fund Revenue,
1,000,000	5.00%, 7/1/2033	1,146,070

California - 0.2%
	City of Long Beach Harbor Revenue,
1,000,000	5.00%, 5/15/2036	1,228,550
	Los Angeles Department of Water Revenue,
1,000,000	5.00%, 7/1/2038	1,179,010
	San Francisco City & County Airport Comm-San Francisco International Airport Revenue,
1,000,000	5.00%, 5/1/2022	1,064,120

		3,471,680

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2020 (continued)

Par(o)		Value
Colorado - 0.2%
	City & County of Denver Airport System Revenue,
1,160,000	5.00%, 11/15/2020	$1,182,446
	City of Aurora Water Revenue,
1,000,000	5.00%, 8/1/2031	1,210,870
	City of Colorado Springs Utilities System Revenue,
1,000,000	0.70%, 11/1/2037 (q)	1,000,000

		3,393,316

District of Columbia - 0.1%
	Washington Metropolitan Area Transit Authority Revenue,
1,000,000	5.00%, 7/1/2035	1,192,660

Florida - 0.2%
	City of Tallahassee Energy System Revenue,
1,000,000	5.00%, 10/1/2032	1,178,420
	County of Miami-Dade Aviation Revenue,
1,000,000	5.00%, 10/1/2041	1,128,490
	Orlando Utilities Commission Revenue,
1,400,000	0.17%, 10/1/2039 (q)	1,400,000

		3,706,910

Hawaii - 0.1%
	State of Hawaii State Highway Fund Revenue,
1,000,000	5.00%, 1/1/2030	1,282,900

Maryland - 0.1%
	Washington Suburban Sanitary Commission Revenue,
1,040,000	5.00%, 6/1/2036	1,246,794

Massachusetts - 0.0%
	Massachusetts Water Resources Authority Revenue,
1,000,000	0.22%, 8/1/2037 (q)	1,000,000

New York - 0.3%
	Metropolitan Transportation Authority Revenue,
1,000,000	5.00%, 11/15/2021	1,036,340
1,000,000	5.25%, 11/15/2027	1,026,230
	New York City Water & Sewer System Revenue,
1,000,000	5.00%, 6/15/2044	1,240,980
	New York State Thruway Authority Revenue,
1,000,000	5.00%, 1/1/2029	1,152,650

		4,456,200

Ohio - 0.1%
	Ohio Turnpike & Infrastructure Commission Revenue,
1,000,000	3.22%, 2/15/2048	1,006,920

Oregon - 0.1%
	City of Portland Sewer System Revenue,
1,000,000	5.00%, 3/1/2031	1,292,430
	State of Oregon Department of Transportation Revenue,
1,000,000	5.00%, 11/15/2042	1,261,640

		2,554,070

West Virginia - 0.1%
	West Virginia Parkways Authority Revenue,
1,000,000	5.00%, 6/1/2043	1,224,120

	Total Municipal Bonds	25,681,640

	(Cost $25,626,637)

Par(o)		Value
Private Debt - 9.2%
	Blackstone CQP Common Holdco LP - 3L+5.0%
50,000,000	- 6.91% at 3/31/2020 - 9/30/2024 (a)(m)	$45,000,000
	Frija LP
103,247,433	8.75%, 12/31/2022 (a)(m)(r)	103,247,433

	Total Private Debt	148,247,433

	(Cost $156,399,177)
U.S. Treasury Obligations - 1.0%
	U.S. Treasury Inflation Indexed Bonds,
1,955,322	0.13%, 4/15/2020	1,957,328
2,205,254	1.13%, 1/15/2021	2,184,271
630,911	2.38%, 1/15/2025	699,793
1,183,517	2.50%, 1/15/2029	1,451,422
	United States Treasury Bill,
10,000,000	0.07%, 9/24/2020	9,995,893

		16,288,707

	Total U.S. Treasury Obligations	16,288,707

	(Cost $16,206,058)
Shares
Short-Term Investments - 5.6%
90,371,282	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.43%	90,371,282

	(Cost $90,371,282)

	Total Investments - 98.4%	1,587,615,495

	(Cost $1,602,454,561)
	Other Assets
	Net of Liabilities - 1.6%	26,408,015

	Net Assets — 100.0%	$1,614,023,510

(a)	Restricted Securities.
(b)	Partnership is not designated in units. The Fund owns approximately 1.4% of this fund.
(c)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(d)	Affiliated issuer.
(e)	The Fund owns more than 5% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 12.9% of this fund.
(g)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(h)	Partnership is not designated in units. The Fund owns approximately 0.2% of this Fund.
(i)	Affiliated issuer during the year but not at March 31, 2020.
(j)	Partnership is not designated in units. The Fund owns approximately 4.1% of this Fund.
(k)	Partnership is not designated in units. The Fund owns approximately 11.6% of this Fund.
(l)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(m)	Security value was determined by using significant unobservable inputs.
(n)	Non-income producing security.
(o)	Par values are designated in the local currency.
(p)	Variable rate security.
(q)	Variable rate security. Interest rate resets weekly at a rate the remarketing agent determines would result in a remark at par. Security is callable at par by the

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2020 (continued)

issuer at any time. The Fund may put the security at par on a weekly basis.
(r)	Interest is paid in-kind. Reported par includes all interest accrued through March 31, 2020.

Portfolio Abbreviations:

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144A – Rule 144A Security

L – 30 Day London Inter-bank Offered Rate

3L – 3 Month London Inter-bank Offered Rate

Currencies:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP – United Kingdom Pound Sterling

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Industry	% of Net Assets

Diversified	67.2%
Private Debt	9.2%
Short-Term Investments	5.6%
Electric-Integrated	3.8%
Pipelines	2.9%
Municipal Bonds.	1.6%
U.S. Treasury Obligations	1.0%
All Other Industries	7.1%
Other Assets net of Liabilities	1.6%

Total	100.0%

Forward foreign currency contracts as of March 31, 2020 were as follows:

Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	106,773	USD	63,000	JP Morgan	4/22/20	$2,685	$—
AUD	106,921	USD	71,120	HSBC Bank USA	4/22/20	—	5,344
CAD	63,570	USD	47,769	HSBC Bank USA	4/22/20	—	2,585
DKK	230,262	USD	33,739	HSBC Bank USA	4/22/20	307	—
EUR	545,367	USD	599,027	HSBC Bank USA	4/22/20	3,003	—
GBP	97,405	USD	123,878	HSBC Bank USA	4/22/20	—	2,828
GBP	55,570	USD	67,000	JP Morgan	4/22/20	2,060	—
NZD	131,525	USD	84,916	HSBC Bank USA	4/22/20	—	6,448
NZD	117,767	USD	68,000	JP Morgan	4/22/20	2,260	—
SEK	148,769	USD	15,436	HSBC Bank USA	4/22/20	—	390
USD	192,675	AUD	285,856	HSBC Bank USA	4/22/20	16,822	—
USD	306,026	CAD	406,647	HSBC Bank USA	4/22/20	16,990	—
USD	244,819	DKK	1,658,096	HSBC Bank USA	4/22/20	—	343
USD	2,130,656	EUR	1,906,519	HSBC Bank USA	4/22/20	26,048	—
USD	717,079	GBP	553,652	HSBC Bank USA	4/22/20	29,032	—
USD	461,457	NZD	713,656	HSBC Bank USA	4/22/20	35,692	—
USD	94,440	SEK	905,862	HSBC Bank USA	4/22/20	2,820	—

Total						$137,719	$17,938

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Assets and Liabilities

March 31, 2020

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$908,665,305
Non-affiliated net unrealized depreciation	(48,981,986)

Total non-affiliated investment in securities, at fair value	859,683,319

Affiliated investment in securities at cost	693,789,256
Affiliated net unrealized appreciation	34,142,920

Total affiliated investment in securities, at fair value	727,932,176

Cash	1,964,355
Foreign Currency (Cost $2,304,124)	2,165,397
Unrealized appreciation on forward foreign currency exchange contracts (a)	137,719
Receivables for:
Investments sold	22,061,011
Dividends and interest	4,643,365
Fund shares sold	1,648,099
Reclaims	233,061

Total receivables	28,585,536
Prepaid expenses	33,572

Total Assets	1,620,502,074

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts (a)	17,938
Payables for:
Adviser fees	4,834,707
Investments purchased	997,125
Professional fees	256,556
Administrative fees	217,200
Custodian fees	64,497
Transfer agent fees	44,903
Directors’ fees	13,909
Accrued expenses and other liabilities	31,729

Total Liabilities (b)	6,478,564

NET ASSETS	$1,614,023,510

NET ASSETS consist of:
Paid-in capital	$1,611,306,842
Total distributable earnings	2,716,668

TOTAL NET ASSETS	$1,614,023,510

Net Assets	$1,614,023,510
Shares of beneficial interest outstanding (unlimited authorization)	66,973,846

Net asset value price per share (Net Assets/Shares Outstanding)	$24.10

(a)	See Note 4. Use of Derivatives. Primary risk exposure is foreign currency.
(b)	See Note 9. Restricted Securities for detail of commitments and contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Operations

For the Year Ended March 31, 2020

Investment Income:
Dividends from non-affiliated investments	$25,736,438
Dividends from affiliated investments	8,055,684
Interest income	16,089,395
Less: foreign taxes withheld	(750,716)

Total Investment Income	49,130,801

Expenses:
Adviser fees (Note 3)	17,210,741
Professional fees	707,056
Administrative fees	507,039
Shareholder reporting fees	169,297
Custodian fees	168,700
Directors’ fees (Note 3)	162,582
Transfer agent fees	151,944
Registration fees	132,734
Interest and Line of Credit expenses	114,037
Other expenses	114,196

Total Expenses	19,438,326

Net Investment Income	29,692,475

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on non-affiliated investments	517,672
Net realized loss on forward foreign currency transactions (a)	(35,441)
Net realized loss on foreign currency transactions	(236,350)
Net change in unrealized appreciation (depreciation) on non-affiliated investments and foreign currency	(72,935,991)
Net change in unrealized appreciation on affiliated investments	14,111,064
Net change in unrealized appreciation on forward foreign currency transactions (a)	119,781

Net Realized and Unrealized Loss on Investments	(58,459,265)

Net Decrease in Net Assets Resulting from Operations	$ (28,766,790)

(a)	Primary risk exposure is foreign currency contracts.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Changes in Net Assets

	Year Ended March 30, 2020	Year Ended March 31, 2019
Increase in Net Assets
From Operations:
Net investment income	$29,692,475	$23,704,409
Net realized gain (loss) on investment securities and foreign currency	245,881	(25,145,620)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(58,705,146)	39,088,652

Net Increase (Decrease) in Net Assets Resulting From Operations	(28,766,790)	37,647,441

Distributions to Shareholders from:
Net investment income and net realized gains	—	(12,494,219)
Return of capital	(52,510,116)	(21,925,259)

Total Distributions	(52,510,116)	(34,419,478)

Capital Share Transactions:
Shares issued	537,095,638	564,235,091
Reinvested dividends	11,264,707	7,183,054
Shares redeemed	(177,251,541)	(53,188,005)

Net Increase in Net Assets
Resulting From Capital Share Transactions	371,108,804	518,230,140

Total Increase in Net Assets	289,831,898	521,458,103

Net Assets:
Beginning of Period	1,324,191,612	802,733,509

End of Period	$1,614,023,510	$1,324,191,612

Share Transactions:
Shares sold	21,014,100	22,417,908
Shares issued in reinvestment of dividends	443,351	286,701
Shares redeemed	(6,950,074)	(2,122,765)

Net Increase in Shares of Beneficial Interest Outstanding	14,507,377	20,581,844

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2020

Cash Flows Used In Operating Activities:
Net decrease in net assets resulting from operations	$(28,766,790)

Adjustments to Reconcile Net Decrease in Net Assets Resulting From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(811,410,030)
Proceeds from disposition of investment securities	467,086,657
Net purchases of short-term investment securities	(4,626,252)
Change in net unrealized depreciation on securities and forward foreign currency	58,705,146
Net realized gain from investments sold and forward foreign currency transactions	(245,881)
Net amortization/(accretion) of premium/(discount)	919,552
Increase in dividends and interest receivable	(901,045)
Increase in reclaims receivable	(50,596)
Decrease in prepaid expenses	103,686
Increase in Adviser fees payable	1,233,380
Increase in administrative fees payable	121,044
Increase in professional fees payable	138,345
Increase in custodian fees payable	47,674
Decrease in directors’ fees payable	(334)
Increase in transfer agent fees payable	30,371
Decrease in accrued expenses and other liabilities	(109,275)

Net Cash Used in Operating Activities	(317,724,348)

Cash Flows From Financing Activities:
Proceeds from credit facility borrowings	15,000,000
Repayment of credit facility borrowings	(15,000,000)
Proceeds from shares issued	538,830,878
Payments of shares redeemed	(177,251,541)
Dividends paid (net of reinvestment of dividends)	(41,245,409)

Net Cash Provided by Financing Activities	320,333,928

Effect of exchange rate changes on foreign currency	(391,244)

Net Increase in Cash	2,218,336

Cash and Foreign Currency:
Beginning of the period	1,911,416

End of the period	$4,129,752

Supplemental Disclosure of Cash Flow Information:
Interest paid during the year	$9,400
Reinvestment of dividends	11,264,707

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Financial Highlights

	Year Ended March 31, 2020	Year Ended March 31, 2019	Period From September 18, 2017 (inception) to March 31, 2018
Net Asset Value, Beginning of Period	$25.24	$25.18	$25.00
Income from Investment Operations:
Net investment income(a)	0.50	0.58	0.17
Net realized and unrealized gain (loss)	(0.75)	0.26	0.11

Total from investment operations	(0.25)	0.84	0.28

Less Distributions:
From net investment income	—	(0.28)	(0.02)
From return of capital	(0.89)	(0.50)	(0.08)

Total Distributions	(0.89)	(0.78)	(0.10)

Net Asset Value, End of Period	$24.10	$25.24	$25.18

Total Return Based on Net Asset Value	(1.08%)	3.64%	1.12	%(b)
Ratios and Supplemental Data
Net Assets at end of period (000’s)	$1,614,024	$1,324,192	$802,734
Ratios of gross expenses to average net assets	1.30%	1.33%	1.36	%(c)
Ratios of net expenses to average net assets	1.30%	1.33%	1.36	%(c)
Ratios of net investment income to average net assets	1.99%	2.18%	1.26	%(c)
Portfolio turnover rate	34.42%	18.04%	18.09	%(b)

(a)	Per Share amounts are calculated based on average outstanding shares.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020

NOTE 1. ORGANIZATION

Versus Capital Real Assets Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets. “Real Returns” are defined as total returns adjusted for the effects of inflation. The Fund attempts to achieve this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”). The Fund may also invest in wholly-owned and controlled subsidiaries (the “Subsidiaries”) that will make direct investments into timberland and agriculture/farmland assets. The Fund will maintain voting control of the Subsidiaries. The Subsidiaries will be real estate investment trusts (“Sub-REITs”) and the Fund shall report its investment in the Sub-REITs in accordance with generally accepted accounting principles. Accordingly, the Fund’s investment in the Sub-REITs shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REITs will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Subsidiaries level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiaries. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an aggregate offering amount of $3 billion.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCRIEF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

•

Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party, preferably once annually, but at least once every 36 months. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.

The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The March 31, 2020 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2020 NAV calculation.

Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in the Sub-REITs at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. At March 31, 2020, Versus Capital Real Assets Sub-REIT LLC owns an alfalfa property in Bent County, Colorado fair valued at approximately $15,300,000 and almond properties in Placer and Sutter counties in California fair valued at approximately $19,900,000. At March 31, 2020, Versus Capital Real Assets Sub-REIT II owns a citrus property in Collier County, Florida fair valued at approximately $35,900,000 and a hazelnut property in Benton County, Oregon fair valued at approximately $19,100,000.

Private Debt Investments - The Fund’s Board has approved procedures pursuant to which the Adviser and the Board will use their best efforts to ensure that the value of each private debt instrument is adjusted based on the Adviser’s estimate of what actual fair value would be under current market conditions. The Adviser will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Funds will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the high end of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Adviser may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Adviser’s Valuation Committee will fair value the investment. In its fair valuation assessment process, the Adviser’s Valuation Committee may consider any information it deems appropriate including as received directly from the borrower, an Investment Manager that the Fund has a relationship with who is also an investor in the private debt investment, or other external valuation consultants. Any such fair valuation determinations will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – unadjusted quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended March 31, 2020, there were no transfers between Level 1 and Level 2. A summary of inputs used to value the Fund’s investments as of March 31, 2020 is as follows:

	Total Fair Value at 03/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Investment Funds (Sub-REIT)*	$93,301,370	$—	$—	$93,301,370
Common Stocks*	138,871,075	138,871,075	—	—
Real Estate Investment Trust*	13,944,335	13,944,335	—	—
Corporate Debt*	75,452,811	—	60,000,354	15,452,457
Municipal Bonds*	25,681,640	—	25,681,640	—
Private Debt*	148,247,433	—	—	148,247,433
U.S. Treasury Obligations*	16,288,707	—	16,288,707	—
Short-Term Investments*	90,371,282	90,371,282	—	—
Other financial instruments (Forward foreign currency exchange contracts)*	119,781	—	119,781	—

Subtotal	602,278,434	$243,186,692	$102,090,482	$257,001,260

Private Investment Funds (held at NAV)*	985,456,842

Total	$1,587,735,276

*	See Portfolio of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Total at 03/31/2020	Corporate Debt	Private Investment Fund	Private Debt
Balance as of 03/31/2019	$164,649,528	$—	$15,836,839	$148,812,689
Transfer into level 3	20,167,753	20,167,753	—	—
Net purchases (sales)	86,956,242	(206,669)	78,602,000	8,560,911
Accretion and Amortization	(964,389)	10,034	—	(974,423)
Realized gain.	657	657	—	—
Change in unrealized gain/loss	(13,808,531)	(4,519,318)	(1,137,469)	(8,151,744)

Balance as of 03/31/2020	$257,001,260	$15,452,457	$93,301,370	$148,247,433

The transfer into level 3 is from level 2 for securities that are now valued via single broker quote. For the year ended March 31, 2020, the total change in unrealized loss on Level 3 securities still held at the end of the year was ($13,808,531).

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at March 31, 2020:

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

Category	Total Fair Value at 03/31/2020	Valuation Technique	Unobservable Input	Input Range
Corporate Debt	$15,452,457	Single Broker Quote	Quoted Price	$63.25 - $90
Private Investment Funds	35,421,620	Appraised Value	Cap Rates	1.89% -2.65%
		Cost Approach	Price Per Acre	$26,568 - $31,743
Private Investment Funds	57,879,750	Cost Approach	Price Per Acre	$6,350 - $18,351
Private Debt	103,247,433	Subsequent Sale	Sales Price	100
Private Debt	45,000,000	Discounted Cash Flow	Discount Rate	10.20% -11.85%

Balance as of 03/31/2020	$257,001,260

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

For the year ended March 31, 2020, the quarterly average value for forward foreign currency exchange purchase contracts was $378,530 and forward foreign currency exchange sale contracts was $3,330,490.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2020, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2020, permanent differences identified and reclassified among the components of net assets were increase undistributed net investment income approximately $27,439,000, to increase accumulated net realized gain by approximately $26,092,000, and to decrease paid-in-capital by approximately $53,531,000.

For the year ended March 31, 2020, tax character of the distribution paid by the Fund was approximately $52,510,000 of return of capital. For the year ended March 31, 2019, the tax character of the distribution paid by the Fund were approximately $12,494,000 of ordinary income dividends and approximately $21,925,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2020, the Fund had $3,705,000 of capital loss carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2020, the Fund elected to defer approximately $5,218,000 in qualified late year losses.

As of March 31, 2020, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $85,918,000, ($74,167,000) and $11,751,000, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2020, was approximately $1,575,864,000.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.15% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund accrued fees to the Adviser of approximately $17,211,000 for the year ended March 31, 2020.

The Adviser has retained the services of the following sub-advisers for the Fund: Brookfield Public Securities Group LLC and Lazard Asset Management LLC. The sub-advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international public and private securities, such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing). The Adviser accrued fees to the Investment Managers of approximately $2,142,000 for the year ended March 31, 2020. Fees paid to sub-advisers are based on the average net assets that they manage at an annual rate up to 0.60% and are paid by the Adviser from its Investment Management Fee.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings. Each of the Independent Directors is a member of the Audit Committee and the Nominating Committee. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s chief compliance officer.

NOTE 4. USE OF DERIVATIVES

The Fund does not intend to invest in derivatives or utilize derivatives, except that the Fund may use forward contracts for hedging exposure to foreign currencies. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial.

The following table presents the Fund’s assets and liabilities by counterparty related to forward foreign exchange contracts at March 31, 2020:

Counterparty	Asset - Unrealized Appreciation	Liability -Unrealized Depreciation
HSBC Bank USA	$ 130,714	$17,938
JP Morgan	7,005	—

Total	$ 137,719	$17,938

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations May Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.

Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.

Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, tariffs and trade wars, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemicsor pandemics, and systemic market dislocations may be highly disruptive to economies and markets. For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2020, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securities were approximately $794,950,000 and $488,263,000, respectively.

NOTE 7. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Repurchase tenders made during the year ended March 31, 2020 cumulatively were approximately $177,252,000.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline. The Board authorized the Fund’s Repurchase Offer amounts to be 5% of total outstanding shares for all quarterly Repurchase Offers during the year ended March 31, 2020, and for its quarterly Repurchase Offer in May 2020.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If share repurchase requests exceed the number of shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding shares, the Fund is required to repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares before pro rating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

NOTE 8. LINE OF CREDIT

On May 9, 2018, the Fund entered into a $30 million line of credit (“LOC”) with Zions Bancorporation, N.A. dba Vectra Bank Colorado. The LOC included a provision to increase the amount to $50 million not to exceed 3% of assets under management. On May 8, 2019, the Fund’s line of credit with ZB, N.A. dba Vectra Bank Colorado expired and the Fund opened a new $50 million facility with a $20 million accordion feature. Borrowings, if any, under the Vectra arrangement bear interest at the one month LIBOR Rate plus 1.5% at the time of borrowing. The Fund incurred interest expense of approximately $9,400 during the fiscal year ended March 31, 2020. In addition, the Fund incurs a Non-Utilization Fee equal to 0.375% on the portion of the LOC not being used and certain other organization and structuring fees (the “Other LOC Fees”). The Fund incurred Other LOC Fees equal to approximately $114,000 during the year ended March 31, 2020. As collateral for the lines of credit, the Fund would grant Vectra a first position security interest in and lien on securities held by the Fund in the collateral account. The Fund complied with all covenants of the LOC during the year ended March 31, 2020.

NOTE 9. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2020, the Fund invested in the following restricted securities:

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s)(c)	%of Net Assets	Redemption Notice(d)
AMP Capital Diversified Infrastructure Trust	12/19/2017	8,330,151	$25,005	$20,510	$—	1.3%	(e)
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	26,584	24,121	8,357	1.5%	(f)
Blackstone CQP Common Holdco LP	9/27/2018	50,000,000	51,217	45,000	—	2.8%	(g)
Blackstone Infrastructure Partners LP	3/31/2019	8,851	8,911	7,700	40,672	0.5%	(h)
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	136,065	140,000	155,910	—	9.6%	(i)
Ceres Farmland Holdings LP	11/6/2017	—	110,000	118,518	—	7.3%	(j)
Frija LP	12/18/2017	103,247,433	105,182	103,247	—	6.4%	(g)
Global Dividend Infrastructure Fund	9/18/2017	24,112,380	40,000	36,301	—	2.3%	(k)
Hancock Timberland and Farmland Fund LP	9/18/2017	36,263	36,750	35,553	13,250	2.2%	(l)
Harrison Street Social Infrastructure Fund LP	7/2/2018	146,377	150,000	159,328	—	9.9%	(m)
IFC Core Farmland Fund LP(n)	10/25/2019	23,959	24,050	24,143	125,950	1.5%	(o)
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	50,000	52,233	—	3.2%	(p)
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	15,016	13,690	—	0.8%	(q)
IIF Hedged LP	9/18/2017	60,819,094	56,899	55,889	—	3.5%	(r)
Jamestown Timberland Fund(n)	7/2/2018	63,695	66,521	69,101	—	4.3%	(s)
RMS Evergreen Forestland Fund LP	9/18/2017	—	80,000	81,176	—	5.0%	(t)
UBS AgriVest Farmland Fund, Inc.	7/1/2019	25,142	50,000	50,195	—	3.1%	(u)
US Core Farmland Fund LP(n)	9/18/2017	67,076	75,000	81,088	—	5.0%	(v)
Versus Capital Real Assets Sub-REIT II LLC	7/25/2019	—	57,250	57,880	—	3.6%	(w)
Versus Capital Real Assets Sub-REIT LLC	9/29/2017	—	35,952	35,422	—	2.2%	(w)

Total			$1,204,337	$1,227,005	$188,229	76.0%

(a)

The securities include Investment Funds, debt securities, and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets. The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.

(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	At March 31, 2020, the Fund has an additional outstanding unfunded commitment of $75 million related to a new Investment Fund.
(d)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(e)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(f)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(g)	These are private debt investments.
(h)

Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.

(i)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(j)

Two-year lock-up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.

(k)

Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.

(l)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(m)

Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.

(n)	The Fund owns a non-voting majority interest in this private investment fund.
(o)	Shares are subject to a five-year lock-up for the initial capital commitment. Thereafter, the Fund will repurchase shares upon six months advanced notice of a redemption request.
(p)

Initiating the redemption process requires a written notification 45 days prior to quarter end. The Fund submitted a full redemption request prior to March 31, 2020 but will maintain market exposure to the investment until at least June 30, 2020.

(q)	Shares are subject to an initial lockup period of one-year; with 60 day written notice.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

(r)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(s)

Shares are subject to an initial lockup period of four-years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(t)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(u)	The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter.
(v)

Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(w)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.

NOTE 10. AFFILIATED ISSUER

The following table list each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2020:

Affiliated Investment	Value at 03/31/19	Purchases	Distributions	Sales	Realized Gain/Loss	Change in App/Dep	Value at 03/31/20	Shares Held at 03/31/20
BTG Pactual Open Ended Core US Timberland Fund LP	$150,512,493	$—	$3,294,382	$—	$—	$5,397,467	$155,909,960	136,065
Harrison Street Social Infrastructure Fund	63,266,934	87,333,246	—	—	—	8,727,755	159,327,935	146,377
IFC Core Farmland Fund LP	—	24,050,000	—	—	—	92,766	24,142,766	23,959
IFM US Infrastructure Debt Fund, LP(a)	8,224,759	6,845,424	941,538	—	—	(1,379,949)	13,690,234	—
Jamestown Timberland Fund.	24,847,717	41,840,200	98,530	—	—	2,412,667	69,100,584	63,695
RMS Evergreen Forestland Fund LP(a)	81,742,560	—	1,041,044	—	—	(566,560)	81,176,000	—
UBS AgriVest Farmland Fund, Inc.(a)	—	50,000,000	739,363	—	—	194,964	50,194,964	25,142
US Core Farmland Fund LP	80,718,940	—	1,940,827	—	—	369,423	81,088,363	67,076
Versus Capital Real Assets Sub-REIT LLC	15,836,839	21,352,000	—	—	—	(1,767,219)	35,421,620	—
Versus Capital Real Assets Sub-REIT LLC II	—	57,250,000	—	—	—	629,750	57,879,750	—

Total	$425,150,242	$288,670,870	$8,055,684	$—	$—	$14,111,064	$727,932,176

(a)	Affiliated company during the year but not at March 31, 2020.

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurements (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates disclosures for transfers between level 1 and level 2 investments, policy of timing of transfers between levels, valuation process for level 3 fair value measurements and the changes in unrealized gains and losses for the period included in earnings for recurring level 3 fair value measurements held at the end of the reporting period. Additionally, in lieu of a roll forward for level 3 fair value measurements, a nonpublic entity is required to disclose transfers into and out of level 3 of the fair value hierarchy and purchases and issues of level 3 assets and liabilities. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of ASU 2018-13 and delay adoption of the additional disclosures until their effective date. The Adviser is assessing the impact to the Fund’s financial statement disclosures and does not anticipate material changes.

NOTE 12. SUBSEQUENT EVENTS

The Fund offered to repurchase 5% of its outstanding shares with respect to its May 15, 2020 Repurchase Offer equaling 3,401,838 shares. Shareholders placed tender requests of 4,205,587 shares and the Fund redeemed 4,205,587 shares, following a voluntary increase to its originally offered amount as allowed by Rule 23c-3 of the 1940 Act.

As discussed in Note 5, the COVID-19 pandemic continues to have an impact on the global financial markets. The ultimate future impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no additional subsequent events to report.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q, within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS

At a meeting held on November 22, 2019, the Board of Directors (the “Board”) of the Fund, including a majority of the Directors who are not “interested persons” (the “Independent Directors”), as such term is defined by the 1940 Act, approved an amendment to the Investment Sub-Advisory Agreement between Versus Capital Advisors LLC (the “Adviser”) and Brookfield Public Securities Group LLC (formerly Brookfield Investment Management Inc., “Sub-Adviser”) and the Investment Sub-Advisory Agreement between the Adviser and Lazard Asset Management LLC (“Sub-Adviser”). (The amended Investment Sub-Advisory Agreements each are referred to as an “Amended Sub-Advisory Agreement ” and together as the “Amended Sub-Advisory Agreements.”). The Independent Directors were assisted in their review of the Amended Sub-Advisory Agreements by their independent lega1 counsel.

In considering the Amended Sub-Advisory Agreements, the Board noted that the Investment Sub-Advisory Agreements had been most recently approved for continuance at the June 12, 2019 Board meeting and that the proposed amendment was technical in nature, with the fees and services under the agreements remaining the same. The Board further noted that the new provisions being added to the agreements would allow greater flexibility in various transactions, including the selection of trading partners for the execution of portfolio trades.

In evaluating the Amended Sub-Advisory Agreements, the Board considered that when it approved the Investment Sub-Advisory Agreements for the Fund during June 2019 Board meeting, as a part of that process it had considered the nature, quality and extent of the services to be provided by the Sub-Adviser under each agreement as well as the competitiveness of the fee and had concluded, based upon the information provided, that the terms were reasonable and that continuation was in the best interests of shareholders. The Board also considered the benefits to shareholders from the greater flexibility resulting from the new provisions in the Amended Sub-Advisory Agreements.

The Board, having reviewed each of the Amended Sub-Advisory Agreements, determined that it was in the best interests of shareholders to approve each Amended Sub-Advisory Agreement.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The address, age, and descriptions of their principal operations during the past five years are listed below for each director of the Fund. The Fund has divided the directors into two groups: Independent Directors and directors who are “interested persons”, as defined in the Investment Company Act (“Interested Directors”):

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors (4)
Robert F. Doherty; Age 55	Independent Director	Since inception	Chief Financial Officer of Sustainable Living Partners (2018 - present); Partner of Renova Capital Partners (2010 - present); Chief Financial Officer of Ensyn Corporation (2013-2018).	2	0
Jeffry A. Jones; Age 61	Independent Director	Since inception	Principal of SmithJones (Real Estate) (August 2008 - present).	2	0
Richard J. McCready; Age 62	Lead Independent Director	Lead Independent Director (February 2020 - present); Independent Director since inception	President of The Davis Companies (2014 - present).	2	0
Paul E. Sveen; Age 58	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020 - present): Chief Financial Officer of Paypal’s merchant lending platform (2018 - present); Chief Financial Officer of Swift Financial (2016 - 2018); Managing Partner of Pantelan Real Estate Services LLC (2013 - 2016).	2	0
Interested Directors (5)
William R. Fuhs, Jr.; Age 51	Director; President	Since inception	President of Versus Capital Multi-Manager Real Estate Income fund LLC (2016 - present); President of the Adviser (2010 - present); Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 - 2016); Chief Financial Officer of the Adviser (2010 - 2016).	2	0
Casey Frazier; Age 42	Chair of the Board; Director; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 - present); Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 - present).	2	0

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Mark Quam; Age 50	Chief Executive Officer	Since inception	Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 - present); Chief Executive Officer of the Adviser (2010 - present).	2	0

(1) The address of each member of the Board is: c/o Versus Capital Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3) The term “Fund Complex” as used herein includes the Fund and Versus Capital Multi-Manager Real Estate Income Fund LLC.

(4) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(5) “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

OFFICERS

The address, age, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; Age 50	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser, 2010 to present; Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to present.
William R. Fuhs, Jr.; Age 51	President	Since inception	President of the Adviser, 2010 to present and Chief Financial Officer of the Adviser, 2010 to 11/2016; Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC 2011 to 01/2016 and President from 01/2016 to present.
Casey Frazier; Age 42	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser, 2011 to present; Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to present.
Brian Petersen; Age 49	Chief Financial Officer, Treasurer	August 2019	Managing Director, Fund Financial Operations of the Adviser, from 07/2019 to present; Chief Financial Officer and Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC, from 08/2019 to present; Senior Vice President of OFI Global Asset Management, Inc., 01/2017 to 05/2019; Vice President of OFI Global Asset Management, Inc., from 02/2007 to 01/2017.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Steve Andersen; Age 44	Chief Compliance Officer and Secretary	October 2018	Chief Compliance Officer of the Adviser and the Fund since October 2018. Secretary of the Fund since December 2018. Chief Compliance Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC since October 2018. Secretary of Versus Capital Mutli-Manager Real Estate Income Fund LLC since December 2018. VP Compliance at Janus Henderson Investors August 2017 to August 2018. AVP Compliance at Janus Capital Group January 2016 to August 2017. Senior Compliance Manager at Janus Capital Group August 2011 to January 2016.

(1) The address of each officer of the Fund is: c/o Versus Capital Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

(2) Each officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://www.versuscapital.com/wp-content/uploads/Versus-Capital-Code-of-Ethics.pdf.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $52,950 for 2019 and $58,750 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $6,300 for 2019 and $6,300 for 2020.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,785 for 2019 and $12,085 for 2020.

The nature of the services include the review of federal and state tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $9,010 for 2019 and $101,420 for 2020.

The nature of the services include audit work for and review of federal and state tax returns of the registrant’s non-consolidated Sub-REIT investment subsidiaries.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002). The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $5,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0% for 2019 and 2.6% for 2020

(c) 0% for 2019 and 2020

(d) N/A

(f)	Not Applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $22,095 for fiscal 2019 and $119,805 for fiscal 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to Versus Capital Advisors LLC (the “Adviser”), to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by other investment managers (“Sub-Advisers”), the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Investment Funds typically do not submit matters to investors for vote; however, if an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines ”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

• Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Lazard Asset Management

Global Proxy Voting Policy

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

3.	Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

•	issues relating to the timing or conduct of annual meetings;
•	provisionary financial budgets and strategy for the current year;
•	proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
•

proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

•	changes to a company’s name.

2.	Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

•	there is no disclosure on the proposed amendments or full text of the amended bylaw; or
•	the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

3.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

A. Lazard has Approved Guidelines generally to vote FOR the following:

•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors[1];
•	a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•	a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•	proposals seeking to de-classify a board;
•	the implementation of director stock retention/holding periods;
•

proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

•	changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
•

the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

B. Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

•	proposals to require an independent board chair or the separation of chairman and CEO; and
•	establishment of shareholder advisory committees.

1         However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.

C.Lazard has Approved Guidelines generally to vote AGAINST the following:

•	proposals seeking to classify a board
•	the election of directors where the board does not have independent “key committees” or sufficient board independence;
•	non-independent directors who serve on key committees that are not sufficiently independent;
•	proposals relating to cumulative voting;
•

proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

•

release of restrictions on competitive activities of directors[2] if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties[3].

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

D.Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•	proposals to adopt supermajority vote requirements or increase vote requirements;
•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•	“blank check” preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

2        This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

3        For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•	proposals to adjourn US meetings;
•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•	efforts to eliminate or restrict right of shareholders to act by written consent; and
•	proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

E.Lazard has adopted Approved Guidelines to vote FOR:

•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•	stock splits and reverse stock splits;
•	investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;[4]
•	requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•	management proposals to adopt or amend dividend reinvestment plans; and
•	dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

4        Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and

(c)	disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

F.Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•	matters affecting shareholder rights, such as amending votes-per-share;
•	management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
•	the use of proceeds and the company’s past share issuances[5];
•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•

loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

G.Lazard has adopted Approved Guidelines to vote AGAINST:

•

changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

•	the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•	the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5.	Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

H.Lazard has Approved Guidelines generally to vote FOR

•	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•	proposals to submit severance agreements to shareholders for approval;
•	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

5        Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

•	annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

I.Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

•	restricted stock plans that do not define performance criteria; and
•	proposals to approve executive loans to exercise options.

J.Lazard has Approved Guidelines generally to vote AGAINST:

•	proposals to re-price underwater options;
•	annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
•	annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

6.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote in accordance with the recommendation of one of the proxy voting services Lazard retains to provide independent analysis, although exception can be made following a successful written appeal to the Proxy Voting committee.

7.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the

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board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

K.Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

•	asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•	seeking the approval of anti-discrimination policies;
•	which are considered socially responsible agenda items;
•	which improve an investee company’s ESG risk management and related disclosures; and
•	deemed to be in the long-term interests of shareholders.

8.	Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

•	seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•	seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•	seek to improve the diversity of the board;
•	seek improved disclosures on the diversity of the board and the wider workforce;
•	seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•	seek to eliminate or restrict severance agreements, or
•	are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

•	seek to infringe excessively on management’s decision-making flexibility;
•	seek to establish additional board committees (absent demonstrable need);
•	seek to establish term limits for directors if this is unnecessary;
•	seek to change the size of a board (unless this facilitates improved board diversity);
•	seek to require two candidates for each board seat; or
•	are considered not to be in the long-terms interests of shareholders.

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer and General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy

Administration Team will vote the proxies in accordance with the Approved Guidelines.

H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.	Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.

Revised As Of March 31, 2020

BROOKFIELD INVESTMENT MANAGEMENT INC. (“BROOKFIELD” OR “PSG”)

PROXY VOTING POLICY AND PROCEDURES

Effective and Approved as of AUGUST 23, 2018

Brookfield Public Securities Group and its subsidiaries (collectively referred to as “PSG”) have adopted this policy and procedures to guide PSG’s voting of proxies related to securities for the client accounts over which PSG has been delegated and/or granted proxy voting authority (“PSG Proxy Voting Policy and Procedures”).

Below is a summary of the PSG Proxy Voting Policy and Procedures, including additional information regarding how environmental, social and governance (“ESG”) factors are considered with respect to relevant proxy voting proposals as detailed in Exhibit A.

Policy

It is the policy of PSG to vote proxies consistent with its fiduciary duty, the PSG Proxy Voting Policy and Procedures, the best interests of its clients (with the economic interests of its clients as the primary consideration), and the PSG Proxy Voting Guidelines (as detailed below).

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

Proxy Voting Committee

•  PSG’s proxy voting committee (“PSG Proxy Voting Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of proxies relating to securities held in client accounts.

•  The PSG Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations, and Investment Teams.

•  PSG has engaged a third-party proxy voting agent, Institutional Shareholder Services Inc. (“ISS”)to act as agent for PSG to vote proxies.

•  The PSG Proxy Voting Committee oversees the third-party proxy voting agent’s compliance with the PSG Proxy Voting Policy and Procedures, including any deviations by the proxy voting agent from the third-party proxy voting guidelines (“PSG Proxy Voting Guidelines”).

•  In connection with PSG’s due diligence of ISS, and the review of ISS’ proxy voting

•  Representatives of the PSG Proxy Voting Committee monitor the actions taken by the third-party proxy voting agent through its online data portal.

•  PSG will, on an annual basis, perform due diligence of ISS to:

o   Address any material deficiencies in the execution of ISS’ duties on behalf of PSG and its client accounts

o   Discuss or propose any changes or

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS
Attached as Appendix A is a list of PSG Proxy Voting Committee members.

guidelines, PSG has determined it is appropriate to adopt the ISS proxy voting guidelines as the basis for how proxy proposals are evaluated and voted upon. PSG believes that by having an independent third party’s framework and analysis to support PSG’s assessments of proxy proposals ensures that all proxy voting decisions are made in the best interests of PSG’s investment clients, including pooled investment funds. The ISS proxy voting guidelines are published annually and permit PSG to review and incorporate current views and thinking with respect to ESG and other matters and enables PSG to follow industry best practices.

additions to the services provided o Discuss any material business issues of ISS which may impact the services it provides to PSG.

Administration and Voting of Proxies

Fiduciary duty, objective, and appointment of Agent

•  As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its clients to monitor corporate events and to vote proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly,

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

    PSG generally votes proxies in a uniform manner for its Clients and in accordance with this Policy and Procedures and the PSG Proxy Voting Guidelines.

•  In meeting its fiduciary duty, PSG generally views proxy voting as enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the PSG Proxy Voting Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests its Clients.

Material conflicts of interest

•  PSG votes proxies without regard to any other business relationship between PSG and the company to which the proxy relates.

•  PSG will seek to identify material conflicts of interest that may arise between a portfolio company for which it votes proxies (“Company”) and PSG, such as the following relationships:

o   PSG provides or is seeking to provide material investment

•  In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

•  If ISS provides ESG services to a Company, a conflict of interest may exist which could influence ISS to

•  PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the PSG Proxy Voting Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

o   If the proposal that gives rise to a material conflict is specifically addressed in the

•  Periodically, the Compliance Department will review for conflicts of interest that may exist between its Clients and Companies in its investment universe. If such conflicts are identified, voting records will be reviewed to determine that votes were cast independently, as outlined in the PSG Proxy Voting Policy and Procedures.

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

    advisory or other services to a portfolio company or its affiliates whose management is soliciting proxies;

o   PSG serves as an investment advisor to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or

o   PSG and the Company have a lending or other financial relationship.

•  PSG must identify and assess material conflicts of interest which may arise between ISS and any portfolio company to which ISS provides ESG services. This includes both initial and ongoing assessments (as ISS’s business and/or policies and procedures regarding conflicts of interest may change over time). For the ongoing assessment, PSG will establish and implement measures reasonably designed to identify and address conflicts that may arise, such as by requiring ISS to update PSG of changes to ISS conflict policies and procedures or business changes PSG considers relevant.

• recommend voting in accordance with management recommendation.

    PSG Proxy Voting Guidelines, PSG will vote the proxy in accordance with the PSG Proxy Voting Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

o   If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the PSG Proxy Voting Committee may direct PSG to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.

Certain foreign securities
• Proxies relating to foreign securities held		• In determining whether to vote proxies subject to such	• At least one member of the PSG

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

    by Clients are also subject to the PSG Proxy Voting Policy and Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If PSG votes on the proxy, share- blocking may prevent PSG from selling the shares of the foreign security for a period.

    restrictions, PSG, in consultation with the PSG Proxy Voting Committee, considers whether the vote, either or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If PSG votes a proxy, and during the “share-blocking period” PSG would like to sell the affected foreign security, PSG, in consultation with the PSG Proxy Voting Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

Compliance Department will serve as a member of the Proxy Voting Committee.

Fund Board Reporting and Recordkeeping

PSG will maintain and preserve all books and records in accordance with the policies set forth in the PSG and Funds’ Compliance Manual

•  PSG will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

o   any issues arising under the PSG Proxy Voting Policy and Procedures since the last report to the Funds’ Boards of Directors/ Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the PSG Proxy Voting Policy and Procedures; and

o   any proxy votes made

• PSG Books and Records Policy and Procedures • Investment Company Act of 1940 • Investment Advisers Act of 1940

•  PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

o   The PSG Proxy Voting Policy and Procedures, as amended from time to time;

o   records of votes cast with respect to proxies, reflecting the information required to be included in Form N-PX, as applicable;

o   records of written client requests for proxy voting

• See PSG Books and Records Policy and Procedures.

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

    by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from the PSG Proxy Voting Policy and Procedures, with reasons for any such deviations.

o   • In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under the PSG Proxy Voting Policy and Procedures, evolving industry practices and developments in the applicable laws or regulations.

    information and any written responses of PSG to such requests; and

o   any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision

Amendments to these procedures

The PSG Proxy Voting Committee shall periodically review and update the PSG Proxy Voting Policies and Procedures as necessary. Any amendments to the PSG Proxy Voting Policy and Procedures (including the PSG Proxy Voting Guidelines) shall be provided to the Boards of Directors of the Brookfield Funds for review and| approval.

PSG Proxy Voting Guidelines
PSG’s Proxy Voting Guidelines are available upon request

Exhibit A

Proxy Voting on Environmental, Social and Governance (“ESG”) Issues

PSG believes that well-governed companies with a demonstrated commitment, not only to their shareholders and creditors, but also to other stakeholders are better positioned to realize long-term value and generate sustainable returns for investors. As such, PSG considers ESG issues to be an important consideration for both investment decision-making and evaluating proxy proposals as prominently reflected in PSG’s Proxy Voting Guidelines.

ESG can cover a broad range of issues under PSG’s Proxy Voting Guidelines. PSG’s approach is to focus on what is in the best interest of PSG’s clients and client accounts, assessing how the proxy voting proposal may enhance or protect shareholder value in both the short and/or long term, within the context of the regulatory environment, the history of the company in addressing the issue, and the company’s approach when compared to its peers. PSG will also consider if additional disclosure is required, and whether doing so would place the company at a competitive disadvantage by revealing proprietary or confidential information.

Due to the nature and complexity of each issue under ESG, PSG generally votes on a case-by-case basis following an analysis of the proxy proposal provided by ISS to the PSG operations team who in turn seek the opinion of the appropriate PSG portfolio management team. Based on a review of ISS’s recommendations, and PSG’s internal analysis, a decision will be made by PSG’s portfolio management team to either vote based on ISS’s voting recommendations or cast a different vote if PSG has identified it would be in the best interest of its clients or client accounts to do so.

PSG’s Proxy Voting Guidelines include the following ESG proxy categories:

●	Animal welfare

●	Charitable contributions

●	Climate change including GHC emissions

●	Consumer Issues including potentially controversial business practices

●	Data security, privacy and internet issues

●	Diversity on Board of Directors

●	Energy efficiency reporting and use of renewable energy

●	Equality of opportunity

●	ESG compensation related proposals

●	Facility and workplace safety

●	Gender identity, sexual orientation and domestic partner benefits

●	General environmental proposals and community impact assessments

●	Genetically modified ingredients

●	Human rights proposals

●	Hydraulic fracturing

●	Lobbying

●	Operations in high-risk markets/areas

●	Operations on environmentally protected areas

●	Outsourcing and offshoring

●	Pharmaceutical pricing and access

●	Political contributions

●	Political ties

●	Product safety, toxic/hazardous materials

●	Recycling

●	Sustainability reporting

●	Tobacco related proposals

●	Water issues

●	Weapons and military sales

Appendix A

PSG Proxy Voting Committee

●	Brian Hourihan - Compliance: PSG CCO

●	Adam Sachs - Compliance: Funds’ CCO

●	Tim McNamara - Compliance

●	Tim Gudex - Operations

●	PJ Runge - Operations

●	Pete Pages - Operations

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2020, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Bill Fuhs	President	Inception	President of Versus Capital Advisors. Mr. Fuhs is a member of the Versus Investment Committee. He has served as the President since joining the Adviser in 2010.
Dave Truex, CFA	Deputy Chief Investment Officer	August 2017

Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers

Lazard Asset Management LLC

The Adviser has engaged Lazard Asset Management, LLC (“Lazard”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. Lazard utilizes a team approach with Jai Jacob and Terence Brennan primarily responsible for managing the firm’s multi-asset portfolios.

Name	Title	Since	Recent Experience
Jai Jacob	Managing Director, Portfolio Manager	1998	Mr. Jacob is Managing Director and Portfolio Manager of Lazard. Mr. Jacob has been with the firm since 1998.
Terence Brennan	Managing Director, Portfolio Manager	2016

Mr. Brennan is Managing Director and Portfolio Manager of Lazard. Mr. Brennan has been with the firm since 2016. Prior to joining Lazard, Mr. Brennan was a Portfolio Manager at Deutsche Asset Management.

Brookfield Public Securities Group, LLC

Brookfield Public Securities Group LLC (“Brookfield”) serves as a sub-adviser for the Fund and has been managing real asset related securities for 30 years. Brookfield is a wholly-owned, indirect subsidiary of Brookfield Asset Management Inc. Larry Antonatos is primarily responsible for the day-to-day management of the Fund’s assets allocated to Brookfield.

Name	Title	Since	Recent Experience
Larry Antonatos	Managing Director, Portfolio Manager	2011	Mr. Antonatos is Managing Director and Portfolio Manager for Brookfield. Mr. Antonatos has been with the firm since 2011.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2020, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts

Casey Frazier, CFA	1	$3.0 billion	4	$1.4 million	0	N/A
William Fuhs	1	$3.0 billion	4	$1.4 million	0	N/A
Dave Truex, CFA	1	$3.0 billion	4	$1.4 million	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
William Fuhs	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Multi-Manager Real Estate Income Fund LLC, a continuously offered registered closed end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Code. Given the significant differences in the investment objectives of the other accounts managed by the portfolio managers, it is not anticipated that holdings will overlap. As a result, the Adviser does not believe that it has material conflicts of interest in allocating investment opportunities to the Fund.

Sub-Advisers

Lazard Asset Management LLC

As of March 31, 2020, in addition to the Fund, Lazard’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Jai Jacob	6	$4.5 billion	6	$647.4 million	15	$1.2 billion
Terence Brennan	1	$4.6 million	1	$0.8 million	0	N/A

Performance Fee-Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jai Jacob	0	N/A	0	N/A	0	N/A
Terence Brennan	0	N/A	0	N/A	0	N/A

Conflicts of Interest

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, ‘‘Similar Accounts’’), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and ‘‘conflicting trades’’ (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund may be subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests ‘‘long’’ in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a ‘‘Limited Offering’’), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Brookfield Public Securities Group, LLC

As of March 31, 2020, in addition to the Fund, Brookfield’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets of Other Pooled Investment Vehicles	Number	Total Assets of Other Accounts
Larry Antonatos	4	$1.3 billion	6	$599 million	1	$85 million

Performance Fee Based Fee Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Larry Antonatos	0	N/A	2	$186 million	0	N/A

Conflicts of Interest

In the course of our normal business, Brookfield may encounter situations where Brookfield faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its personnel diverge from those of a client or when Brookfield or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Brookfield believes managing perceived conflicts is as important as managing actual conflicts.

A list of potential conflicts can be found in the Brookfield Public Securities Group LLC’s Form ADV, Part 2A, which can be found at https://www.adviserinfo.sec.gov/Firm/110497.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier, and includes William Fuhs and David Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary and a discretionary bonus.

Sub-Advisers

Lazard Asset Management LLC

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Brookfield Public Securities Group, LLC

Brookfield incentivizes its professionals to exceed client objectives by providing competitive compensation packages designed to strategically align employee, client and firm interests. Compensation packages typically include an attractive and appropriate balance of base salary and cash bonus; investment personnel also receive incentive oriented compensation tied to client-generated performance fees for certain strategies.

Specifically, investment team member compensation is assessed over an appropriate time horizon (up to three years) and is based on an employee’s investment decisions relative to the performance of his or her respective area of sector/geographical coverage, in addition to the team’s performance relative to the benchmark and on an absolute basis. Team members are incentivized by an annual discretionary bonus, which is largely derived from their long-only product investment decisions. Investment team members share in an additional bonus pool to the extent that the team generates incentive fees in certain strategies

Bonuses

For portfolio management and investment professionals, bonuses are determined on a discretionary basis by senior executives. Key performance measurements primarily include relative and nominal investment performance of client portfolios, as well as measured outcomes of the following individual and team-oriented performance guidelines:

• Individual performance guidelines

• Performance of individual stocks selected

• Contribution to business development and client service

• Development of team culture and management

• Team-oriented performance guidelines

• Achievement of set business and client performance objectives

• Regional and global team performance

Long-Term Incentive Plan

To aid in retention, portfolio managers, senior analysts and other key personnel receive a portion of their bonus in the form of deferred compensation through Brookfield’s Long-Term Incentive Plan (‘‘LTIP’’). LTIP compensation is invested in PSG’s funds with a multi-year vesting schedule.

LTIP deferred compensation amounts are approved annually by Brookfield’s Board of Directors. To securely align Brookfield professionals’ interests with those of its clients, the primary factor influencing compensation amount is achievement of client objectives. Relative performance of all strategies and clients is also taken under serious consideration.

Performance Matrix

The following matrix is used as a guide when determining compensation; however, it is only a tool and one piece of a comprehensive performance assessment process.

Individual Performance	50%	25%
Team Performance (investment returns, operational efficiency, client satisfaction, line of business profits, if applicable)	25%	25%
Public Securities Group Financial Performance[1]	10%	25%
Corporate Citizenship (core values, culture, team, compliance, etc.)	15%	25%
Total	100%	100%

1Brookfield Financial Performance consists of achieving annual financial targets, rather than simply having a positive profit. For example, if Brookfield is profitable, but performance does not meet targets, then employees would receive a poor score on this metric. The same logic applies to Team level financial performance.

(a)(4)    Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
William R. Fuhs, Jr.	$500,001-$1,000,000
Casey Frazier	$100,001-$500,000
David Truex	$10,001-$50,000

Sub-Advisers

Lazard Asset Management LLC

As of March 31, 2020, Lazard’s portfolio managers did not beneficially own any shares of the Fund.

Brookfield Public Securities Group, LLC

As of March 31, 2020, Brookfield’s portfolio manager did not beneficially own any shares of the Fund.

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

The registrant has made certain enhancements to its internal control over financial reporting during the period covered by this report, including through the development of formal procedures relating to the registrant’s internal control.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant has elected to satisfy paragraph (f) of this item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this item, http://www.versuscapital.com.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Versus Capital Real Assets Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date May 29, 2020

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date May 29, 2020

* Print the name and title of each signing officer under his or her signature.